EXHIBIT 10.36.3.1

OMNIBUS AMENDMENT AND CONSENT
(MEZZ 3)
THIS OMNIBUS AMENDMENT AND CONSENT (this “Agreement”) is entered into as of this 17th day of December, 2012, by and among (i) LVS I SPE II LLC (together with its successors and assigns, “Lender”), (ii) HH MEZZ BORROWER A-3 LLC, HH MEZZ BORROWER C-3 LLC, HH MEZZ BORROWER D-3 LLC, HH MEZZ BORROWER F-3 LLC, and HH MEZZ BORROWER G-3 LLC, each a Delaware limited liability company (individually and collectively as the context may require, “Borrower”), and (iii) Ashford Hospitality Limited Partnership, a Delaware limited partnership (“Ashford Guarantor”) and PRISA III REIT Operating LP, a Delaware limited partnership (“Prudential Guarantor”; Ashford Guarantor and Prudential Guarantor, individually and/or together, as the context may require, “Guarantor”).
RECITALS
A.Pursuant to that certain Amended and Restated Mezzanine 2 Loan Agreement, dated as of March 10, 2011 (the “Closing Date”), by and between (i) Borrower and (ii) BRE/HH Acquisitions L.L.C. (“Prior Blackstone Lender”) and Barclays Capital Real Estate Finance Inc. (“Prior Barclays Lender”, together with Prior Blackstone Lender, “Prior Lender”) (the “Loan Agreement”), Prior Lender amended and restated a loan to Borrower in the then outstanding principal amount of $118,109,889.00 (the “Loan”), as evidenced by (i) that certain Second Amended and Restated Promissory Note A-1, dated as of the Closing Date, by Borrower in favor of Prior Blackstone Lender in the original principal amount of $94,487,911.20 (“Note A-1”) and (ii) that certain Amended and Restated Promissory Note A-2, dated as of the Closing Date, by Borrower in favor of Prior Barclays Lender in the original principal amount of $23,621,977.80 and (“Note A-2”, together with Note A-1, the “Note”).
B.Lender is the current holder of Note A-1 the outstanding principal balance of which, prior to application of any prepayments contemplated by this Agreement, is $94,138,905.49.
C.Lender is the current holder of Note A-2 the outstanding principal balance of which, prior to application of any prepayments contemplated by this Agreement, is $23,534,726.37.
D.In connection with the Loan, Guarantor executed a Mezzanine 3 Guaranty and Indemnity Agreement, dated as of the Closing Date (the “Guaranty”).
E.Simultaneously with the initial funding of the Loan, Wachovia (predecessor-in-interest to Wells Fargo), in its capacity as mortgage lender, and Barclays Capital Real Estate Inc., a Delaware corporation (“Barclays Mortgage Lender”; Barclays Mortgage Lender and Wachovia, collectively, “Original Wells Fargo Mortgage Loan Lender”) made a loan in the original principal amount of $700,000,000 (the “Original Wells Fargo Mortgage Loan”) to the entities set forth on

Schedule I to the Existing Wells Fargo Mortgage Loan Agreement (as hereinafter defined), as borrowers (collectively, “Wells Fargo Borrower”) and the entities set forth on Schedule II attached to the Existing Wells Fargo Mortgage Loan Agreement (as hereinafter defined) (collectively, “ Wells Fargo Operating Lessee”; together with Wells Fargo Borrower, collectively, “Wells Fargo Mortgage Loan Borrower”) pursuant to that certain Mortgage Loan Agreement, dated as of July 17, 2007 (as amended, restated, supplemented or otherwise replaced prior to the date hereof, the “Existing Wells Fargo Mortgage Loan Agreement”) among Original Wells Fargo Mortgage Loan Lender, Wells Fargo Mortgage Loan Borrower, HH Gaithersburg, LLC, a Delaware limited liability company, HH Baltimore LLC, a Delaware limited liability company, and HH Annapolis LLC, a Delaware limited liability company (collectively, “Maryland Owner”). The Original Wells Fargo Mortgage Loan is evidenced by (i) the Second Amended and Restated Promissory Note A-1 in the original principal amount of $560,000,000 dated December 28, 2007 and effective July 17, 2007 made by Wells Fargo Mortgage Loan Borrower to the order of Wachovia and (ii) Promissory Note A-2 in the original principal amount of $140,000,000 dated December 28, 2007 and effective July 17, 2007 made by Wells Fargo Mortgage Loan Borrower to the order of Barclays Mortgage Lender ((i) and (ii) collectively, the “Existing Wells Fargo Mortgage Note”) and is secured by, among other things, each of the Mortgages (as defined in the Existing Wells Fargo Mortgage Loan Agreement) (the “Original Mortgages”) made by the applicable Wells Fargo Mortgage Loan Borrower, Operating Lessee or Maryland Owner, as the case may be, in favor of Original Wells Fargo Mortgage Loan Lender, pursuant to which the applicable Wells Fargo Mortgage Loan Borrower, Operating Lessee and/or Maryland Owner has granted to Original Wells Fargo Mortgage Loan Lender a first-priority mortgage on, among other things, the real property and other collateral as more fully described in each such Original Mortgage (individually and/or collectively as the context may require, the “Wells Fargo Mortgage Loan Property”).
F.Connecticut General Life Insurance Company, a Connecticut corporation, having its principal place of business c/o CIGNA Realty Investors, 280 Trumbull Street, Hartford, Connecticut 06103 (“CIGNA”), as mortgage lender, made a loan in the original principal amount of Fifty-Two Million and No/100 Dollars ($52,000,000.00) (as such loan may have been or may be increased or decreased from time to time, the “HH Nashville Mortgage Loan”) to HH Nashville LLC, a Delaware limited liability company (“HH Nashville”) pursuant to that certain Leasehold Deed of Trust and Security Agreement, dated as of March 13, 2006, and granted by HH Nashville and HHC TRS Nashville LLC, a Delaware limited liability company (“Nashville Operating Lessee”), in favor of CIGNA, as beneficiary (“Nashville DOT”) and that certain Assignment of Rents and Leases dated as of March 13, 2006, granted by Nashville Operating Lessee and HH Nashville in favor of CIGNA (“Nashville ALR”; Nashville ALR and Nashville DOT, as each may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “CIGNA Nashville Security Instrument”), which HH Nashville Mortgage Loan is evidenced by that certain Promissory Note, dated as of March 13, 2006, made by HH Nashville to CIGNA, as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time. Pursuant to the CIGNA Nashville Security Instrument, HH Nashville has granted to CIGNA a first-priority mortgage on, among other things, HH Nashville’s leasehold interest in certain real property and other collateral as more fully described in the CIGNA Nashville Security Instrument (the “CIGNA Nashville Property”).

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G.CIGNA, as mortgage lender, made a loan in the original principal amount of Thirty-Five Million and No/100 Dollars ($35,000,000.00) (as such loan may have been or may be increased or decreased from time to time, the “HH Princeton Mortgage Loan”, and together with the HH Nashville Mortgage Loan and the CIGNA Boston Mortgage Loan, individually and/or collectively as the context may require, the “CIGNA Mortgage Loan”; the CIGNA Mortgage Loan together with the Wells Fargo Mortgage Loan, individually and/or collectively as the context may require, the “Mortgage Loan”) to HH Princeton LLC, a Delaware limited liability company (“HH Princeton”; HH Princeton together with HH Nashville and HH Boston, individually and/or collectively as the context may require, “CIGNA Mortgage Borrower”) pursuant to that certain Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of January 6, 2006, and granted by HH Princeton and HHC TRS Princeton LLC (“Princeton Operating Lessee”, Princeton Operating Lessee, together with Nashville Operating Lessee and Boston Operating Lessee, individually and/or collectively as the context may require, the “CIGNA Operating Lessee”; CIGNA Operating Lessee together with Wells Fargo Operating Lessee, individually and and/or collectively as the context may require, “Operating Lessee”; CIGNA Operating Lessee together with CIGNA Mortgage Borrower, together, “CIGNA Mortgage Loan Borrower”) in favor of CIGNA (“Princeton Mortgage”), and that certain Assignment of Rents and Leases dated as of January 6, 2006, made by HH Princeton and Princeton Operating Lessee in favor of CIGNA (“Princeton ALR”; Princeton ALR and Princeton Mortgage, as each may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “CIGNA Princeton Security Instrument”), which HH Princeton Mortgage Loan is evidenced by that certain Promissory Note, dated as of January 6, 2006, made by HH Princeton to CIGNA, as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time. Pursuant to the CIGNA Princeton Security Instrument, HH Princeton has granted to CIGNA a first-priority mortgage on, among other things, HH Princeton’s leasehold interest in that certain real property and other collateral as more fully described in such CIGNA Princeton Security Instrument (the “CIGNA Princeton Property”).
H.CIGNA, as mortgage lender, made a loan in the original principal amount of Sixty-Nine Million and No/100 Dollars ($69,000,000.00) (as such loan may have been or may be increased, decreased, refinanced or replaced from time to time, the “HH Boston Mortgage Loan”), to HH Boston Back Bay LLC, a Delaware limited liability company (“HH Boston Borrower”), pursuant to that certain Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of December 6, 2005, and granted by HH Boston and HHC TRS OP LLC (“HH Boston Operating Lessee”) in favor of CIGNA, as beneficiary (“HH Boston DOT”), and that certain Assignment of Rents and Leases dated as of December 6, 2005, granted by HH Boston Operating Lessee and HH Boston in favor of CIGNA (“HH Boston ALR”; Boston ALR and HH Boston DOT, as each may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “HH Boston Security Instrument”), which HH Boston Mortgage Loan is evidenced by that certain Promissory Note, dated as of December 6, 2005, made by HH Boston Borrower to CIGNA, as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time. Pursuant to the HH Boston Security Instrument, HH Boston Borrower granted to CIGNA a first-priority mortgage on, among other things, the real property and other collateral as more fully described in such HH Boston Security Instrument (the “Boston Property”).

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I.On the date hereof, the Boston Property is being transferred to PIM Boston Back Bay LLC (“PIM Boston Borrower”), the leasehold interest in the Boston Operating Lease is being transferred to PIM TRS Boston Back Bay LLC (“PIM Boston Operating Lessee”), and the HH Boston Mortgage Loan is being refinanced with the proceeds of a mortgage loan from Morgan Stanley Mortgage Capital Holdings LLC (together with its successors and assigns, “MS Boston Lender”) to PIM Boston Borrower, as borrower, and PIM Boston Operating Lessee, as operating lessee (the “MS Boston Loan”). Such transfer and refinancing are sometimes referred to herein as the “Transaction”.
J.The Note, the Loan Agreement, and all other documents executed by Borrower and/or others in connection with the Loan in effect immediately prior to the date hereof are hereafter collectively referred to as the “Original Loan Documents”. The Original Loan Documents, as amended by this Agreement, this Agreement, and all other documents executed in connection with this Agreement are hereafter collectively referred to as the “Loan Documents”.
K.All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Consent to the Transaction. Subject to each of the terms and conditions set forth herein, Lender hereby consents to the Transaction. Furthermore, the parties hereto agree that Lender’s consent to the Transaction is a one-time consent restricted to the Transaction, and such consent shall not otherwise constitute a consent, waiver or modification of any right, remedy or power of Lender under any of the Loan Documents or otherwise. The refinancing of the HH Boston Mortgage Loan with the MS Boston Loan shall be considered a Permitted CIGNA Mortgage Loan Refinancing for all purposes under the Loan Documents.
2.    Representations and Warranties.
(a)    Borrower Organizational Documents. Borrower represents and warrants to Lender that the certificates of formation, articles of organization, limited liability company operating agreement, limited partnership agreement and the other organizational documents, as applicable, of Mortgage Borrower, Mezzanine 1 Borrower, Mezzanine 2 Borrower and Borrower (and if any individual Mortgage Borrower is a limited partnership, of its general partner) delivered to Lender in connection with the Restructuring (as defined in the Loan Agreement) have not been amended, modified or revoked since the Closing Date, other than any such amendment or modification that was effectuated in accordance with the Loan Documents and is attached as an exhibit to any officer’s or member’s certificate delivered to Lender in connection with this Agreement.
(b)    Execution, Delivery, Authority, No Violations. Each of Borrower and Guarantor represents and warrants to Lender that: (i) it is duly formed, validly existing and in good standing as a limited liability company, limited partnership, or corporation, as applicable,

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under the laws of the state of its formation, with full power and authority to own its assets and conduct its business, and is duly qualified in all jurisdictions in which the ownership or leasing of its property or the conduct of its business requires such qualification; (ii) this Agreement and the other documents executed in connection with the Transaction by such entity have been duly executed and delivered and constitute the legal, valid and binding obligations of such entity, enforceable against such entity in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights, or by the application of the rules of equity; and (iii) the execution and delivery of this Agreement and the other documents executed in connection herewith by such entity, and the performance of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereunder, (A) have been duly authorized by all requisite organizational action on the part of such entity and will not violate any provision of any applicable legal requirements, decree, order, injunction or demand of any court or other governmental authority applicable to such entity, or any organizational document of such entity and (B) do not require any consent, approval, authorization or order of any court, governmental authority or any other Person, other than for those which have already been obtained by such entity prior to the date hereof.
(c)    Property Agreements. Borrower represents and warrants to Lender that: (i) except as has been obtained on or prior to the date hereof, no consent, approval or authorization to the Transaction or the execution and delivery of this Agreement and the other documents executed in connection herewith by such entity, and the performance of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereunder is required pursuant to any Property Agreement (as defined below) and (ii) neither the Transaction nor the execution and delivery of this Agreement and the other documents executed in connection herewith, and the performance of its respective obligations (and the obligations of its respective Affiliates) hereunder and thereunder, and the consummation of the transactions contemplated hereunder and thereunder does, nor will, (A) result in a default under any material Property Agreement, (B) adversely affect the use, possession, ownership or operation of the Property under or with respect to any material Property Agreement, (C) affect any right, privilege, benefit, liability or obligation of Mortgage Borrower under or with respect to any material Property Agreement, and (D) deprive Lender of any direct or indirect benefits of, or rights under, any material Property Agreement. For the purposes of this Section 2(c), “Property Agreement” shall mean each document or agreement to which Mortgage Borrower is a party or to which the Property is subject, including, without limitation, any ground lease, Lease, operating agreement, management agreement, franchise agreement, or any document or agreement of record, affecting or relating to the Property, including, without limitation, any covenant, condition, easement, encumbrances, lien or other restriction, in each case as amended, supplemented or otherwise modified as of the date hereof.
(d)    No Defaults. Borrower represents and warrants to Lender that (i) to the best of its knowledge, no default, or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and remains uncured under any of the Loan Documents and (ii) no Event of Default has occurred and remains uncured under any of the Loan Documents.

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(e)    Organizational Chart. Borrower represents and warrants to Lender that the organizational chart attached hereto as Schedule 1 relating to Borrower, Guarantor and the other named persons and/or entities therein is true, correct and complete immediately after the consummation of the Transaction.
(f)    Transaction Documents. Borrower represents and warrants to Lender that (a) Schedule 2 attached hereto contains a true and complete list of all documents evidencing and/or securing the MS Boston Loan, and all amendments or modifications thereto, (b) Schedule 2 and Schedule 3 attached hereto contain a true and complete list of all documents evidencing the Transaction (collectively, the “Transaction Documents”), and (c) true, correct and complete copies of the Transaction Documents have been delivered to Lender on or prior to the date hereof.
(g)    Wells Fargo Loan. Borrower represents and warrants to Lender that for purposes of Section 11.1(x) of the Wells Fargo Mortgage Loan Agreement, the Pro Forma DSCR (as defined in the Wells Fargo Mortgage Loan Agreement) immediately following (and taking into account) the Transaction is equal to or greater than the Pro Forma DSCR (as defined in the Wells Fargo Mortgage Loan Agreement) immediately prior to the Transaction.
(h)    Additional Paydown Requirement. Borrower represents that, as of the date hereof, $1,479,978.08 has been applied against the Additional Paydown Requirement and $48,520,032.93 remains.
(i)    Reserve Balances. Borrower represents that as of December 17, 2012 (i) the balance of the CIGNA Property Capital Replacement Reserve Account (as defined in the Mezzanine 1 Loan Agreement) is $12,452,112.64, (ii) the balance of the CIGNA Property FF&E Replacement Reserve Account (as defined in the Mezzanine 1 Loan Agreement) is $0.00, (iii) the balance of the CIGNA Property Ground Rent Reserve Account (as defined in the Mezzanine 1 Loan Agreement) is $0.00, (iv) the balance of the CIGNA Property Tax and Insurance Reserve Account (as defined in the Mezzanine 1 Loan Agreement) is $0.00, (v) the balance of the Mezzanine Debt Yield Reserve Account is $0.00, and (vi) the balance of the CIGNA Property Operating Expense Reserve Account (as defined in the Mezzanine 1 Loan Agreement) is $0.00. Borrower represents that as of December 10, 2012 the balance of the Borrower Residual Account is $4,580,614.00.
3.    Prepayment of the Loan. On the date hereof and in connection with the refinancing of the HH Boston Mortgage Loan, Borrower will cause PIM Boston Borrower to make a distribution of $9,406,650.16 to Borrower which Borrower will deliver to Lender for application to the outstanding principal balance of the Loan (the “Prepayment”). After application of the Prepayment, (i) the outstanding principal balance of Note A-1 will be $86,613,585.36 and (ii) the outstanding principal balance of Note A-2 will be $21,653,396.34. On the date hereof, Borrower will pay to Lender $94,066.50 as payment of the Prepayment Premium due in connection with the Prepayment. The Prepayment shall not be applied against the Additional Paydown Requirement.
4.    Transfer Tax. Without limiting anything set forth in the Loan Documents, to the extent any transfer tax is now or hereafter due and payable in connection with the Transaction, Borrower and Guarantor shall timely cause such tax to be paid.

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5.    Nashville and Princeton Refinancing. After the date hereof, Borrower intends to cause the Nashville Property to be transferred to PIM Nashville LLC (“PIM Nashville Borrower”), the leasehold interest in the Nashville Operating Lease to be transferred to PIM TRS Nashville LLC (“PIM Nashville Operating Lessee”), and the HH Nashville Mortgage Loan and the HH Princeton Mortgage Loan to be refinanced with the proceeds of a mortgage loan from Morgan Stanley Mortgage Capital Holdings LLC to PIM Nashville Borrower and HH Princeton Borrower, as borrower, and PIM Boston Operating Lessee and HH Princeton Operating Lessee, as operating lessee (the “MS NP Loan”). Pursuant to Section 6 of this Agreement, the parties are entering into certain amendments to the Loan Documents, which in certain cases, provide for certain provisions to be operative only after the consummation of the MS NP Loan (i.e. the MS NP Refinance Date). Borrower and Guarantor acknowledge and agree that such provisions shall in no event be deemed a waiver by Lender of any right to consent to the terms of the MS NP Loan or any transactions related thereto, all of which rights are hereby expressly reserved by Lender. In the event that the HH Nashville Mortgage Loan and the HH Princeton Mortgage Loan are not refinanced by the MS NP Loan as confirmed in writing by Borrower, Guarantor and Lender, such provisions shall be of no force or effect.
6.    Amendments to Loan Documents. Borrower, Guarantor and Lender agree (or to the extent they are not a party thereto, acknowledge) that the Loan Documents are hereby amended as of the date hereof as follows:
(a)    The Loan Agreement is hereby amended to add the following terms to Section 1.1 of the Loan Agreement:
“HH Nashville” has the meaning set forth in the Recitals.
“HH Princeton” has the meaning set forth in the Recitals.
“Lender” means, LVS I SPE II LLC, together with its successors and assigns.
“Mortgage Loan Agreement” means (i) with respect to the Wells Fargo Mortgage Loan, the Wells Fargo Mortgage Loan Agreement, (ii) with respect to the MS Boston Mortgage Loan, the MS Boston Mortgage Loan Agreement, and (iii) with respect to the MS NP Loan, from and after the MS NP Refinance Date, the MS NP Mortgage Loan Agreement.
“MS Boston Lender” means Morgan Stanley Mortgage Capital Holdings LLC, as the lender under the MS Boston Mortgage Loan, together with its successors and assigns.
“MS Boston Mortgage Loan” means that certain mortgage loan in the original principal amount of $103,000,000.00 from Boston Mortgage Lender to PIM Boston Borrower and evidenced by the MS Boston Mortgage Loan Agreement as such loan may be increased, decreased, or replaced from time to time.
“MS Boston Mortgage Loan Agreement” means that certain Loan Agreement dated as of the MS Boston Refinance Date between PIM Boston Borrower, PIM Boston Operating

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Lessee, and MS Boston Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“MS Boston Refinance Date” means December 17, 2012.
“MS Boston Security Instrument” means that certain Mortgage, Assignment of Leases and Rents, Security Agreement, dated as of the MS Boston Refinance Date, by PIM Boston Borrower to MS Boston Lender.
“MS Nashville Security Instrument” means, from and after the MS NP Refinance Date, that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing for Commercial Purposes, dated as of the MS NP Refinance Date given by PIM Nashville Borrower to a trustee for the benefit of MS NP Lender.
“MS NP Lender” means Morgan Stanley Mortgage Capital Holdings LLC together with its successors and assigns.
“MS NP Loan” means, if the MS NP Refinance Date occurs, that certain mortgage loan from MS NP Lender to PIM Nashville Borrower and HH Princeton Borrower as borrower and PIM Boston Operating Lessee and HH Princeton Operating Lessee and secured by the CIGNA Nashville Property and the CIGNA Princeton Property.
“MS NP Refinance Date” means the closing date for the refinancing of the CIGNA Princeton Mortgage Loan and the CIGNA Nashville Mortgage Loan with a portion of the proceeds of the MS NP Loan, which shall only be deemed to have occurred for purposes of this definition if confirmed in writing by Borrower, Guarantor, and Lender.
“MS Princeton Security Instrument” means, from and after the MS NP Refinance Date, that certain Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement dated as of the MS NP Refinance Date given by HH Princeton for the benefit of MS NP Lender.
“Omnibus Amendment and Consent” means that certain Omnibus Amendment and Consent (Mezz 3) by and among Lender, Borrower and Guarantor dated as of the MS Boston Refinance Date.
“PIM Boston Borrower” means PIM Boston Back Bay LLC, a Delaware limited liability company.
“PIM Boston Operating Lessee” means PIM TRS Boston Back Bay LLC, a Delaware limited liability company.
“PIM Nashville Borrower” means PIM Nashville LLC, a Delaware limited liability company.
“PIM Nashville Operating Lessee” means PIM TRS Nashville LLC, a Delaware limited liability company.

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(b)    The Loan Agreement is hereby amended to delete the following terms from Section 1.1 of the Loan Agreement in their entirety and replace them with the corresponding terms listed below:
“CIGNA Boston Mortgage Loan” means the MS Boston Mortgage Loan.
“CIGNA Boston Property” has the meaning set forth in the Recitals, which for the avoidance of doubt is the real property and other collateral as more fully described in the MS Boston Security Instrument.
“CIGNA Mortgage” means, individually or collectively, as the context may require, each mortgage, deed of trust or similar instrument that secures any portion of the CIGNA Mortgage Debt and encumbers any CIGNA Mortgage Loan Property, including the MS Boston Security Instrument, the CIGNA Nashville Security Instrument (prior to the MS NP Refinance Date), the CIGNA Princeton Security Instrument (prior to the MS NP Refinance Date), and the MS Nashville Security Instrument (from and after the MS NP Refinance Date), the MS Princeton Security Instrument (from and after the MS NP Refinance Date), in each case as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“CIGNA Mortgage Borrower” means, individually or collectively, as the context may require, (i) PIM Boston Borrower, (ii) HH Princeton, and (iii) (a) prior to the MS NP Refinance Date, HH Nashville and (b) from and after the MS NP Refinance Date, PIM Nashville Borrower.
“CIGNA Mortgage Lender” means (i) with respect to the MS Boston Mortgage Loan, MS Boston Lender and (ii) (a) prior to the MS NP Refinance Date, (I) with respect to the CIGNA Princeton Mortgage Loan, CIGNA in its capacity as mortgage lender under the CIGNA Princeton Mortgage Loan, together with its successors and assigns and (II) with respect to the CIGNA Nashville Mortgage Loan, CIGNA in its capacity as mortgage lender under the CIGNA Nashville Mortgage Loan, together with its successors and assigns and (b) from and after the MS NP Refinance Date, with respect to the CIGNA Princeton Mortgage Loan and the CIGNA Nashville Mortgage Loan, MS NP Lender.
“CIGNA Mortgage Loan” means (i) the MS Boston Mortgage Loan and (ii) (a) prior to the MS NP Refinance Date, the CIGNA Princeton Mortgage Loan and the CIGNA Nashville Mortgage Loan and (b) from and after the MS NP Refinance Date, the MS NP Loan.
“CIGNA Mortgage Loan Borrower” means (i) CIGNA Mortgage Borrower and (ii) CIGNA Operating Lessee.
“CIGNA Mortgage Loan Documents” means (i) with respect to the MS Boston Mortgage Loan, the documents listed on Schedule 2 to the Omnibus Amendment and Consent and (ii) with respect to the CIGNA Princeton Mortgage Loan and the CIGNA Nashville Mortgage Loan, (a) prior to the MS NP Refinance Date, the meaning set forth in

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Section 4.53 and (b) from and after the MS NP Refinance Date, the documents identified as the loan documents evidencing and securing the MS NP Loan as such list of documents is agreed to in writing by Borrower and Lender in connection with the closing of the MS NP Loan, in each case as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“CIGNA Mortgage Loan Property Owner” means, individually and/or collectively as the context may require, (i) PIM Boston Borrower, (ii) HH Princeton, and (iii) (a) prior to the MS NP Refinance Date, HH Nashville and (b) from and after the MS NP Refinance Date, PIM Nashville Borrower.
“CIGNA Nashville Mortgage Loan” means (i) prior to the MS NP Refinance Date, the meaning set forth in the Recitals and (ii) from and after the MS NP Refinance Date, the MS NP Loan.
“CIGNA Nashville Property” has the meaning set forth in the Recitals, which for the avoidance of doubt, from and after the MS NP Refinance Date, is the real property and other collateral as more fully described in the MS Nashville Security Instrument.
“CIGNA Operating Lessee” means, individually or collectively, as the context may require, (i) PIM Boston Operating Lessee, (ii) HHC TRS Princeton LLC, and (iii) (a) prior to the MS NP Refinance Date, HHC TRS Nashville LLC and (b) from and after the MS NP Refinance Date, PIM Nashville Operating Lessee.
“CIGNA Princeton Mortgage Loan” means (i) prior to the MS NP Refinance Date, the meaning set forth in the Recitals and (ii) from and after the MS NP Refinance Date, the MS NP Loan.
“CIGNA Princeton Property” has the meaning set forth in the Recitals, which for the avoidance of doubt, from and after the MS NP Refinance Date, is the real property and other collateral as more fully described in the MS Princeton Security Instrument.
“Co-Lender” means, each LVS I SPE II LLC, together with its successors and assigns.
“Individual Property Owner” means, (i) with respect to each Wells Fargo Mortgage Loan Property, the Wells Fargo Mortgage Loan Property Owner identified on Schedule I(b) hereto as having title to such Wells Fargo Mortgage Loan Property, (ii) with respect to the CIGNA Boston Property, PIM Boston Borrower, (iii) with respect to the CIGNA Princeton Property, HH Princeton, and (iv) with respect to the CIGNA Nashville Property, (a) prior to the MS NP Refinance Date, HH Nashville and (b) from and after the MS NP Refinance Date, PIM Nashville Borrower.
“Intercreditor Agreement” means, individually or collectively as the context requires, (i) that certain Amended and Restated Intercreditor Agreement dated as of the date hereof among Lender, Wells Fargo Mortgage Loan Lender and the Other Mezzanine Lenders, as the same may be amended, restated, supplemented or replaced from time to time, (ii) that

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certain Intercreditor Agreement dated as of the Boston Refinance Date among Lender, MS Mortgage Loan Lender and the Other Mezzanine Lenders, as the same may be amended, restated, supplemented or replaced from time to time, and/or (iii) that certain Intercreditor Agreement dated as of the MS NP Refinance Date among Lender, MS NP Lender and the Other Mezzanine Lenders, as the same may be amended, restated, supplemented or replaced from time to time.
“Loan Documents” means, collectively, this Agreement, the Note, the Pledge Agreement, the Guaranty, the Environmental Indemnity, the Subordination of Management Agreements, Franchisor Comfort Letters, the Collateral Assignments of Interest Rate Cap, the Contribution Amendment, the Deposit Account Control Agreement, the Post-Closing Letter, the Release and Indemnity, the Omnibus Amendment and Consent, and any and all other documents, agreements and certificates executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“Mezzanine 1 Lender” means, collectively, American Equity Investment Life Insurance Company, Athene Annuity & Life Assurance Company, Newcastle CDO VIII 1, Limited, Newcastle CDO IX 1, Limited, and Principal Life Insurance Company, together with each of their respective successors and assigns.
“Mezzanine 2 Lender” means Starwood Property Mortgage Sub-10-A, L.L.C, together with its successors and assigns.
“Mezzanine 4 Lender” means GSR3LP, LLC, together with its successors and assigns.
“Mortgage Loan Lender” means individually and/or collectively, as the context may require, (i) with respect to the Wells Fargo Mortgage Loan, Wells Fargo Mortgage Loan Lender, and (ii) with respect to each CIGNA Mortgage Loan, the applicable CIGNA Mortgage Lender.
“Operating Leases” means, individually or collectively as the context may require, those lease agreements more particularly described on Schedule VII attached hereto together with the assignment of the Operating Lease for the CIGNA Boston Property identified on Schedule 3 of the Omnibus Assignment and the assignment of the Operating Lease for the CIGNA Nashville Property identified in writing by Borrower and Lender in connection with the closing of the MS NP Loan.
“Stress Rate” means, as applicable, (i) the strike price under the Rate Cap plus the LIBOR Margin; (ii) with respect to each Other Senior Mezzanine Loan, the “Stress Rate” as defined in the applicable Other Senior Mezzanine Loan Agreement, (iii) with respect to the Wells Fargo Mortgage Loan, the “Stress Rate” as defined in the Wells Fargo Mortgage Loan Agreement, (iv) with respect to any CIGNA Mortgage Loan with an interest rate that is based on LIBOR, the applicable LIBOR strike price under any applicable interest rate cap obtained in connection with such CIGNA Mortgage Loan, plus the applicable margin

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over LIBOR set forth in the related CIGNA Mortgage Loan Documents, and (v) with respect to any CIGNA Mortgage Loan with a fixed interest rate, then such fixed rate of interest shall apply.
(a)    The Loan Agreement is hereby amended to delete Section 2.4(g) in its entirety and replace it with the following.
“(g) Borrower acknowledges that the liability of Sponsor under the Guaranty, the Wells Fargo Mortgage Loan Guaranty and under the Other Senior Mezzanine Loan Guaranties with respect to a Bankruptcy Recourse Event shall not exceed $200,000,000 in the aggregate. As a result of such limitation, Lender, Wells Fargo Mortgage Loan Lender and any Other Senior Mezzanine Lenders may be required to pay to one or more of the other lenders a portion of any amount received from Sponsor on account of a Bankruptcy Recourse Event. Borrower acknowledges that, in the event Lender recovers amounts from Sponsor under the Guaranty in respect of a Bankruptcy Recourse Event and is thereafter required, pursuant to the terms of the Guaranty or any Intercreditor Agreement, to deliver all or a portion of such amount to Wells Fargo Mortgage Loan Lender or CIGNA Mortgage Loan Lender or one or more of Other Senior Mezzanine Lenders, then (A) the amount recovered by Lender shall be deemed to be reduced by such amounts (the amount recovered by Lender as so reduced, the “Actual Recovery Amount”), (B) the Actual Recovery Amount shall be applied in accordance with the terms of the Loan Documents, (C) any amounts paid to Wells Fargo Mortgage Loan Lender shall be applied in accordance with the Wells Fargo Mortgage Loan Documents, (D) any amounts paid to any Other Senior Mezzanine Lender shall be applied in accordance with the applicable Other Senior Mezzanine Loan Documents, and (E) any amounts paid to CIGNA Mortgage Lender shall be applied in accordance with the CIGNA Mortgage Loan Documents.”
(b)    The Loan Agreement is hereby amended to delete the phrase “Required Work (as defined in the Mortgage Loan Agreement)” in Section 5.2 and Section 14.1 in its entirety and replace it with the following: “Required Work (as defined in the Wells Fargo Mortgage Loan Agreement)”.
(c)    The Loan Agreement is hereby amended to delete the word “Debt” in Section 5.26(b) in its entirety and replace it with the following: “Debt (as defined in the Wells Fargo Mortgage Loan Agreement)”.
(d)    The Loan Agreement is hereby amended to delete the phrase “either in Ground Lessor or in a Borrower” in Section 5.26(f) in its entirety and replace it with the following: “either in Ground Lessor or in an Individual Property Owner”.
(e)    The Loan Agreement is hereby amended to delete the phrase “(other than a CIGNA Mortgage Loan Ground Lease)” in Section 5.26(k) and Section 5.26(n) in its entirety.
(f)    The Loan Agreement is hereby amended to add the word “or” at the end of Section 5.39(a)(i).

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(g)    The Loan Agreement is hereby amended to delete Section 6.1(a)(vii) in its entirety and replace it with the following:
“(vii)    (x) with respect to Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) other than the Debt, (y) with respect to any Other Senior Mezzanine Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) other than the “Debt” (as defined in the applicable Other Senior Mezzanine Loan Agreement) or (z) with respect to Mortgage Loan Borrower and Maryland Owner, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) with respect to Mortgage Loan Borrower, the Debt (as defined in the applicable Mortgage Loan Agreement), (B) with respect to Maryland Owner, the Maryland Owner Indebtedness, (C) trade and operational indebtedness incurred in the ordinary course of business with trade creditors, provided such indebtedness is (1) unsecured, (2) not evidenced by a note, (3) on commercially reasonable terms and conditions, and (4) due not more than sixty (60) days past the date incurred and paid on or prior to such date, (D) financing leases and purchase money indebtedness incurred in the ordinary course of business relating to Personal Property on commercially reasonable terms and conditions, (E) equipment financing that is not secured by a Lien on the Property other than on the equipment being financed, and/or (F) in connection with the Contribution Agreement; provided however, the aggregate amount of the indebtedness described in clauses (C), (D) and (E) shall not exceed at any time three percent (3%) of the outstanding principal amount of the Note, the Other Mezzanine Notes and the Mortgage Note;”
(h)    The Loan Agreement is hereby amended to delete clause (b) of the first sentence of Section 8.2 in its entirety and replace it with the following:
“(b) (i) in the case of CIGNA Boston Property, the restoration provisions of the applicable CIGNA Mortgage Loan Documents and the provisions of Section 8.4, whether or not Mortgage Loan Lender, Mezzanine 1 Lender, Mezzanine 2 Lender or Lender makes any Net Proceeds available pursuant to Section 8.4, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, or the applicable CIGNA Mortgage Loan Documents, and (ii) in the case of the CIGNA Nashville Property and the CIGNA Princeton Property, (A) prior to the MS NP Refinance Date, the restoration provisions of the applicable CIGNA Mortgage Loan Documents, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, and the provisions of Section 8.4, whether or not Mortgage Loan Lender, Mezzanine 1 Lender, Mezzanine 2 Lender or Lender makes any Net Proceeds available pursuant to Section 8.4, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, or the applicable CIGNA Mortgage Loan Documents and (B) from and after the MS NP Refinance Date, the restoration provisions of the applicable CIGNA Mortgage Loan Documents, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, and the provisions of Section 8.4, whether or not Mortgage Loan Lender, Mezzanine 1 Lender, Mezzanine 2 Lender or Lender makes any Net Proceeds available pursuant to Section 8.4, Section 8.4 of the Mezzanine 1 Loan Agreement, or the applicable CIGNA Mortgage Loan Documents.”

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(i)    The Loan Agreement is hereby amended to delete clause (b) of the fourth sentence of Section 8.3 in its entirety and replace it with the following:
“(b) (i) in the case of CIGNA Boston Property, the restoration provisions of the applicable CIGNA Mortgage Loan Documents, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, and the provisions of Section 8.4, whether or not Mortgage Loan Lender or Lender makes any Net Proceeds available pursuant to Section 8.4, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, or the applicable CIGNA Mortgage Loan Documents, and (ii) in the case of the CIGNA Nashville Property and the CIGNA Princeton Property, (A) prior to the MS NP Refinance Date, the restoration provisions of the applicable CIGNA Mortgage Loan Documents, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, and the provisions of Section 8.4, whether or not Mortgage Loan Lender or Lender makes any Net Proceeds available pursuant to Section 8.4, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, or the applicable CIGNA Mortgage Loan Documents and (B) from and after the MS NP Refinance Date, the restoration provisions of the applicable CIGNA Mortgage Loan Documents, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, and the provisions of Section 8.4, whether or not Mortgage Loan Lender or Lender makes any Net Proceeds available pursuant to Section 8.4, Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, or the applicable CIGNA Mortgage Loan Documents.”
(j)    The Loan Agreement is hereby amended to delete Section 8.4(a) in its entirety and replace it with the following:
“(a) If the Net Proceeds shall be less than the applicable Restoration Threshold and the costs of completing the Restoration shall be less than the applicable Restoration Threshold, the Net Proceeds will be disbursed by Lender to Borrower, Mezzanine 1 Borrower and Property Owners, as the case may be, upon receipt, provided that all of the conditions set forth in Section 8.4(b)(i) below, those conditions set forth in Section 8.4(b)(i) of the Mezzanine 1 Loan Agreement, those conditions set forth in Section 8.4(b)(i) of the Mezzanine 2 Loan Agreement and (A) in the case of Wells Fargo Mortgage Loan Property, those conditions set forth in Section 8.4(b)(i) of the Wells Fargo Mortgage Loan Agreement are each met and Borrower delivers to Lender a written undertaking by Property Owners to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement, the Mezzanine 1 Loan Agreement, the Mezzanine 2 Loan Agreement and the Wells Fargo Mortgage Loan Agreement, (B) in the case of the CIGNA Boston Property, those conditions set forth in Section 5.3 of the applicable Mortgage Loan Agreement are each met and Borrower delivers to Lender a written undertaking by PIM Boston Borrower to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement, the Mezzanine 1 Loan Agreement, the Mezzanine 2 Loan Agreement and the Boston Mortgage Loan Agreement and (C) in the case of the CIGNA Nashville Property and the CIGNA Princeton Property, (I) prior to the MS NP Refinance Date, those conditions set

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forth in the applicable Mortgage Loan Documents are each met and Borrower delivers to Lender a written undertaking by the applicable Property Owner to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement, the Mezzanine 1 Loan Agreement, the Mezzanine 2 Loan Agreement and the applicable Mortgage Loan Agreement, and (II) from and after the MS NP Refinance Date, those conditions set forth in the casualty and condemnation provisions of the applicable Mortgage Loan Agreement are each met and Borrower delivers to Lender a written undertaking by the applicable Property Owner to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement, the Mezzanine 1 Loan Agreement, the Mezzanine 2 Loan Agreement and the applicable Mortgage Loan Agreement.”
(k)    The Loan Agreement is hereby amended to delete Section 8.4(b)(vii) in its entirety and replace it with the following:
“(vii)    The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b), Section 8.4 of the Mezzanine 1 Loan Agreement, Section 8.4 of the Mezzanine 2 Loan Agreement, and (in the case of Wells Fargo Mortgage Loan Property) Section 8.4(b) of the Wells Fargo Mortgage Loan Agreement and (in the case of the case of the CIGNA Mortgage Loan Property) the applicable provisions of the applicable Mortgage Loan Documents, and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be applied to the repayment of the Debt.”
(l)    The Loan Agreement is hereby amended to delete the word “Mortgage” in the last sentence of Section 10.3(c) in its entirety and replace it with the following: “Pledge Agreement”.
(m)    The Guaranty is hereby amended to delete Section 2.14 in its entirety and replace it with the following:
“Guarantor acknowledges and agrees that, in the event Lender receives an amount under this Guaranty as the result of a Bankruptcy Recourse Event, Wells Fargo Mortgage Loan Lender receives an amount under the Wells Fargo Mortgage Loan Guaranty as the result of a Bankruptcy Recourse Event (as defined therein) or any Other Senior Mezzanine Lender receives an amount under its Senior Mezzanine Loan Guaranty as the result of a Bankruptcy Recourse Event (as defined therein) (any such recovering lender, a “Recovering Lender”), under the terms of the Intercreditor Agreement, such Recovering Lender may be required to deliver all or a portion of the amount received to Wells Fargo Mortgage Loan Lender, CIGNA Mortgage Loan Lender or Senior Mezzanine Lenders, as applicable (in such capacity, an “Other Recovering Lender”). Any amounts received by a Recovering Lender from Guarantor and paid to one or more Other Recovering Lenders pursuant to the terms of the Intercreditor Agreement shall be deemed to (i) reduce, dollar for dollar, the amount recovered by such Recovering Lender in respect of the Wells Fargo Mortgage Loan Guaranty, this Guaranty, the Mezzanine 1 Guaranty or the Mezzanine 2 Guaranty, as applicable,

17792483.3.BUSINESS

and (ii) be applied by the Other Recovering Lenders pursuant to the terms of the Wells Fargo Mortgage Loan Documents, the CIGNA Mortgage Loan Documents or the Senior Mezzanine Loan Documents, as applicable.”
(n)    Schedule 2 of the Environmental Indemnity is hereby amended to (1) delete the terms “30. HH Boston Back Bay LLC” and “31. HHC TRS OP LLC” and (2) replace them with the following:
“30. PIM Boston Back Bay LLC” and “31. PIM TRS Boston Back Bay LLC”.
(o)    Schedule 2 of the Environmental Indemnity is hereby amended to (1) delete the terms “34. HH Nashville LLC” and “35. HHC TRS Nashville LLC” and (2) replace them with the following:
“34. (a) Prior to the MS NP Refinance Date, HH Nashville LLC and (b) from and after the MS NP Refinance Date, PIM Nashville LLC” and “35. (a) Prior to the MS NP Refinance Date, HHC TRS Nashville LLC and (b) from and after the MS NP Refinance Date, PIM TRS Nashville LLC”
7.    Borrower Confirmation of Loan Documents. Except as expressly set forth herein, neither the Transaction nor anything contained herein shall limit, impair, terminate or revoke the obligations of Borrower under the Loan Documents, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Loan Documents. Borrower hereby ratifies and agrees to pay when due all sums due or to become due or owing under the Note, the Loan Agreement or the other Loan Documents and shall hereafter faithfully perform all of its obligations under and be bound by all of the provisions of the Loan Documents and hereby ratifies and reaffirms all of its obligations and liabilities under the Note, the Loan Agreement and the other Loan Documents. Borrower has no offsets or defenses to its obligations under the Loan Documents and to the extent Borrower would be deemed to have any such offsets or defenses as of the date hereof, Borrower hereby knowingly waives and relinquishes such offsets or defenses.
8.    Confirmation of Guaranty. Except as expressly set forth herein, neither the Transaction nor anything contained herein shall limit, impair, terminate or revoke the obligations of Guarantor under the Guaranty, and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty. Guarantor hereby ratifies and reaffirms all of its obligations and liabilities under the Guaranty and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Guaranty.
9.    Release. Each of Borrower and Guarantor, on behalf of itself and each of their respective past, present and future subsidiaries, affiliates, divisions, directors, shareholders, officers, employees, partners, members, managers, representatives, advisors, servicers, attorneys and agents and each of their respective heirs, transferees, executors, administrators, personal representatives, legal representatives, predecessors, successors and assigns (including any successors by merger, consolidation or acquisition of all or a substantial portion of any such Persons’ assets and business), each in their capacity as such (collectively, the “Releasing Parties”), hereby releases and forever discharges all Indemnified Parties from any and all Liabilities (including any

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Liabilities which any Releasing Party does not know or suspect to exist in its favor as of the date hereof, which if known by such Releasing Party might have affected such Releasing Party’s release of an Indemnified Party, and including any Servicing Claims) that are or may be based in whole or part on any act, omission, transaction, event, or other circumstance taking place or existing on or prior to the date hereof, which the Releasing Parties or any of them may have or which may hereafter be asserted or accrue against Indemnified Parties or any of them, resulting from or in any way relating to any act or omission done or committed by Indemnified Parties, or any of them, prior to the date hereof in each case connection with or arising out of the Loan or the Loan Documents. The releases contained in this Section 9 apply to all Liabilities which the Releasing Parties or any of them have or which may hereafter arise against the Indemnified Parties or any of them in connection with or arising out of the Loan or the Loan Documents, as a result of acts or omissions occurring before the date hereof, whether or not known or suspected by the parties hereto. Each of Borrower and Guarantor expressly acknowledges that although ordinarily a general release does not extend to claims which the releasing party does not know or suspect to exist in his, her or its favor, which if known by him, her or it must have materially affected his, her or its settlement with the party released, each of Borrower and Guarantor has carefully considered and taken into account in determining to enter into this Agreement the possible existence of such unknown losses or claims. Without limiting the generality of the foregoing, each of Borrower and Guarantor, on behalf of itself and all of the Releasing Parties expressly waives any and all rights conferred upon it by any statute or rule of law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in his, her or its favor at the time of executing the release, which if known by him, her or it must have materially affected his, her or its settlement with the released party, including the following provisions of California Civil Code Section 1542:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
This release by Releasing Parties shall constitute a complete defense to any Liability released pursuant to this release. Nothing in this release shall be construed as (or shall be admissible in any legal action or proceeding as) an admission by any Co-Lender or any other Indemnified Party that any Liability exists which is within the scope of those hereby released. This Section 9 shall survive the repayment and performance of all obligations under the Loan Documents, and the reconveyance, foreclosure, or other extinguishment of any related security instruments. For the avoidance of doubt, by agreeing to this Section 9, Releasing Parties represent and acknowledge that none of them may seek to use any of the Liabilities released herein as a set-off of any other obligation that may exist between any Releasing Party and Indemnified Party. In addition, Liabilities released herein shall include any Releasing Party’s right to contribution or any other similar demand that might otherwise exist (and the terms of this sentence shall control over any conflicting provision in any other Loan Document).
In no event shall the provisions of this Section 9 be deemed to limit any other release of any Indemnified Parties under any other Loan Document and all such releases of any Indemnified Parties shall be read in the broadest possible manner notwithstanding anything contained herein.

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10.    Costs and Expenses. The following fees, costs and expenses charged or incurred by Lender in connection with the Transaction, this Agreement and the transactions contemplated hereunder shall be the obligations of Borrower and Guarantor and paid by Borrower or Guarantor on or prior to the date hereof: (i) attorney’s fees incurred by Lender’s counsel; (ii) any title insurance premiums or costs for endorsements, if any, required by Lender; and (iii) all related costs and expenses incurred by Lender. The effectiveness of this Agreement is subject to and conditioned upon payment by Borrower of the foregoing fees, costs and expenses.
11.    Notices. With respect to all notices or other written communications hereunder, such notice or written communication shall be given, and shall be deemed effective, pursuant to the Loan Documents, addressed as follows:
If to Borrower or Guarantor:
c/o Ashford Hospitality Trust
14185 Dallas Parkway
Suite 1100
Dallas, Texas 75254
Attention: David Brooks
Facsimile No.: (972) 490-9605
With a copy to:    c/o Prudential Real Estate Investors
8 Campus Drive
Parsippany, New Jersey 07054
Attention: Soultana Reigle
Facsimile No.: (973) 734-1550
and
c/o PREI Law Department 8 Campus Drive
Parsippany, New Jersey 07054
Attention: Law Department
Facsimile No.: (973) 734-1550

and
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109
Attention: Minta Kay
Facsimile No.: (617) 523-1231

If to Lender:

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LVS I SPE II, LLC
840 Newport Center Drive
Newport Beach, California 92660
Attn: Devin Chen
Facsimile No.: (949) 720-6244

With copies to:

Dechert LLP
One Maritime Plaza, Suite 2300
San Francisco, CA 94111
Attention: David M. Linder
Facsimile No.: (415) 262-4555

And to:

TriMont Real Estate Advisors
Monarch Tower
3424 Peachtree Road NE
Suite 2200
Atlanta, Georgia 30326
Attn: J. Gregory Winchester

12.    Loan Documents. This Agreement and all other documents executed in connection herewith shall each constitute a Loan Document for all purposes under the Note, the Loan Agreement and the other Loan Documents. All references in each of the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended by this Agreement, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. All references in each of the Loan Documents to the Loan Documents or to any particular Loan Document shall be deemed to be a reference to such Loan Documents as amended by this Agreement, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. All references in the Loan Documents to a particular section of a Loan Document shall be deemed to be a reference to the particular section of such Loan Document as amended by this Agreement, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time.
13.    No Other Amendments. Except as expressly amended hereby, each Original Loan Document shall remain in full force and effect in accordance with its terms and provisions, without any waiver, amendment or modification of any provision thereof.
14.    No Further Modifications. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

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15.    Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal and enforceable. The validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
16.    Successors and Assigns. This Agreement is binding on, and shall inure to the benefit of the parties hereto, their administrators, executors, and successors and assigns; provided, however, that each of Borrower and Guarantor may only assign its rights hereunder to the extent permitted in the Loan Documents.
17.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said state.
18.    Entire Agreement. This Agreement constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.
19.    Counterparts. This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.
[Signatures appear on the following pages]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

LENDER:
LVS I SPE II LLC,
    a Delaware limited liability company

By:	/s/ John W. Murray Name: John W. Murray Title: Authorized Person

BORROWER:

HH MEZZ BORROWER A-3 LLC,
a Delaware limited liability company

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President

HH MEZZ BORROWER C-3 LLC,
a Delaware limited liability company

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President

HH MEZZ BORROWER D-3 LLC,
a Delaware limited liability company

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President
HH MEZZ BORROWER F-3 LLC,
a Delaware limited liability company

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President

HH MEZZ BORROWER G-3 LLC,
a Delaware limited liability company

By:	/s/ David Brooks
Name: David Brooks
Title: Vice President

GUARANTOR:
ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By: Ashford OP General Partner LLC

By:    /s/ David A. Brooks
    Name: David A. Brook
Title: Vice President

PRISA III REIT OPERATING LP

By:	PRISA III OP GP, LLC, its general partner By: PRISA III FUND LP, its manager By: PRISA III FUND GP, LLC, its general partner
By: PRISA III FUND PIM, LLC,
its sole member

        By: Prudential Investment Management, Inc.,
     its sole member

By: /s/ Soultana Reigle
                 Name: Soultana Reigle
                 Title: Vice President

SCHEDULE 1
Organizational Chart of Borrower
(Attached)

S1-1

S1-2

SCHEDULE 2
Boston Back Bay Documents
(in each case dated as of the date hereof)

1.	Loan Agreement between PIM Boston Borrower, PIM Boston Operating Lessee, and MS Boston Lender;

2.	Promissory Note dated from PIM Boston Borrower to MS Boston Lender in the principal amount of $103,000,000.00;

3.	Mortgage, Assignment of Leases and Rents, Security Agreement from PIM Boston Borrower to MS Boston Lender;

4.	Assignment of Leases and Rents and Security Agreement by PIM Boston Operating Lessee to MS Boston Lender;

5.	Environmental Indemnity Agreement made by Ashford Hospitality Limited Partnership, PRISA III REIT Operating LP, PIM Boston Operating Lessee, and PIM Boston Borrower to MS Boston Lender;

6.	Guaranty of Recourse Obligations dated as of the date hereof made by Ashford Hospitality Limited Partnership and PRISA III REIT Operating LP in favor of MS Boston Lender;

7.	Operating Lease Subordination and Attornment Agreement dated as of the date hereof between PIM Boston Operating Lessee and MS Boston Lender;

8.	Cash Management Agreement dated as of the date hereof among PIM Boston Operating Lessee, PIM Boston Borrower, and MS Boston Lender;

9.	Restricted Account Agreement dated as of the date hereof among Wells Fargo Bank, National Association, PIM Boston Operating Lessee, PIM Boston Borrower, and MS Boston Lender;

10.	Borrower’s Certification dated as of the date hereof given by PIM Boston Borrower in favor of MS Boston Lender;

11.
Conditional Assignment of Management Agreement and Subordination of Management Fees by and among MS Boston Lender, PIM Boston Operating Lessee, PIM Boston Borrower, and Remington Boston Employers, LLC;

12.	Title Escrow Instruction Letter by Alston & Bird LLP and accepted and agreed to by Chicago Title Insurance Company and PIM Boston Borrower;

13.	UCC-1 Financing Statement naming PIM Boston Borrower, as Debtor and MS Boston Lender, as Secured Party to be filed in the Office of the Secretary of State of the State of Delaware;

S2-1

14.	UCC-1 Financing Statement naming PIM Boston Borrower, as Debtor and MS Boston Lender, as Secured Party to be filed in the Office of the Clerk of the County of Suffolk of the State of Massachusetts;

15.	UCC-1 Financing Statement naming PIM Boston Operating Lessee, as Debtor and MS Boston Lender, as Secured Party to be filed in the Office of the Secretary of State of the State of Delaware; and

16.
UCC-1 Financing Statement naming PIM Boston Operating Lessee, as Debtor and MS Boston Lender, as Secured Party to be filed in the Office of the Clerk of the County of Suffolk of the State of Massachusetts.

S3-2

SCHEDULE 3
Other Transaction Documents

1.	Quitclaim Deed dated as of the date hereof, by HH Boston Borrower to PIM Boston Borrower;

2.	Bill of Sale, Assignment and Assumption Agreement dated as of the date hereof, by and between HH Boston Borrower and PIM Boston Borrower;

3.	Bill of Sale, Assignment and Assumption Agreement dated as of the date hereof, by and between HH Boston Operating Lessee and PIM Boston Operating Lessee;

4.	Assignment and Assumption of Lessor’s Interest in Lease dated as of the date hereof, by and between HH Boston Borrower and PIM Boston Borrower;

5.	Assignment and Assumption of Lessee’s Interest in Lease dated as of the date hereof, by and between HH Boston Operating Lessee and PIM Boston Operating Lessee;

6.
Assignment and Assumption of Management Agreement dated as of the date hereof, by and between HH Boston Operating Lessee and PIM Boston Operating Lessee, and acknowledged by Remington Boston Employers, LLC;

7.
Assignment and Assumption of, and Amendment to License Agreement dated as of the date hereof, by and among HH Boston Operating Lessee, PIM Boston Operating Lessee and Hilton Franchise LLC, a Delaware limited liability company (“Hilton”);

8.	Amendment to Mezzanine Comfort Letter dated as the date hereof, by and among Hilton, Lender, HHC TRS OP LLC, HH Boston Operating Lessee, the Lender and the other parties thereto;

9.	Title Affidavit dated as of the date hereof, by HH Boston Borrower;

10.	Endorsement (ALTA Endorsement Form 16-06(Mezzanine Financing)) dated as of the date hereof by and among Lender and PIM Boston Owner;

11.	First Extension Option Letter to the Loan Agreement, by Borrower;

12.	Second Extension Option Letter to the Loan Agreement, by Borrower;

13.	Authorization Letter to Morgan Stanley authorizing Extension of the Loan Agreement, by Borrower;

14.	First Extension Option Letter to Mezzanine 2 Loan Agreement, by Mezzanine 2 Borrower;

15.	Second Extension Option Letter to Mezzanine 2 Loan Agreement, by Mezzanine 2 Borrower;

16.	Authorization Letter to Morgan Stanley authorizing Extension of Mezzanine 2 Loan Agreement, by Mezzanine 2 Borrower;

S3-1

17.	First Extension Option Letter to Mezzanine 3 Loan Agreement, by Mezzanine 3 Borrower;

18.	Second Extension Option Letter to Mezzanine 3 Loan Agreement, by Mezzanine 3 Borrower;

19.	Authorization Letter to Morgan Stanley authorizing Extension of Mezzanine 3 Loan Agreement, by Mezzanine 3 Borrower;

20.	First Extension Option Letter to Mezzanine 4 Loan Agreement, by Mezzanine 4 Borrower;

21.	Second Extension Option Letter to Mezzanine 4 Loan Agreement, by Mezzanine 4 Borrower;

22.	Authorization Letter to Morgan Stanley authorizing Extension of Mezzanine 4 Loan Agreement, by Mezzanine 4 Borrower;

23.	First Extension Option Letter to Wells Fargo Mortgage Loan Agreement, by Wells Fargo Mortgage Loan Borrower;

24.	Second Extension Option Letter to Wells Fargo Mortgage Loan Agreement, by Wells Fargo Mortgage Loan Borrower;

25.	Authorization Letter to Morgan Stanley authorizing Extension of Wells Fargo Mortgage Loan Agreement, by Wells Fargo Mortgage Loan Borrower;

26.	Certificate of Interests and Assignment of Interests dated as of the date hereof, by PIM Boston Borrower and HH Swap C LLC;

27.	Certificate of Interests and Assignment of Interests dated as of the date hereof, by PIM Boston Operating Lessee and HH Swap F LLC;

28.	Certificate of Cancellation of HH Boston Borrower dated as of the date hereof;

29.	Certificate of Cancellation of HH Boston Operating Lessee dated as of the date hereof;

30.	Limited Liability Company Agreement of PIM Boston Borrower dated as of the date hereof, by HH Swap C LLC, as Member, and Victor A. Duva and Jennifer Schwartz, as Independent Managers;

31.	Limited Liability Company Agreement of PIM Boston Operating Lessee dated as of the date hereof, by HH Swap F LLC, as Member, and Victor A. Duva and Jennifer Schwartz, as Independent Managers;

32.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap A LLC dated as of the date hereof;

33.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap C LLC dated as of the date hereof;

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34.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap C-1 LLC dated as of the date hereof;

35.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap D LLC dated as of the date hereof;

36.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap F LLC dated as of the date hereof;

37.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap F-1 LLC dated as of the date hereof;

38.	First Amendment to Second Amended and Restated Limited Liability Company Agreement of HH Swap G LLC dated as of the date hereof;

39.
Omnibus Amendment and Consent (Mezz 1) by and among HH Swap A LLC, HH Swap C LLC, HH Swap C-1 LLC, H Swap D LLC, HH Swap F LLC, HH Swap F-1 LLC, HH Swap G LLC, Guarantor, American Equity Investment Life Insurance Company, Athene Annuity & Life Assurance Company, Newcastle CDO VIII, 1 Limited, Newcastle CDO IX, 1 Limited and Principal Life Insurance Company;

40.
Omnibus Amendment and Consent (Mezz 2) by and among HH Mezz Borrower A-2 LLC, HH Mezz Borrower C-2 LLC, HH Mezz Borrower D-2 LLC, HH Mezz Borrower F-2 LLC, HH Mezz Borrower G-2 LLC, Guarantor and Starwood Property Mortgage Sub-10-A, L.L.C.; and

41.
Omnibus Amendment and Consent (Mezz 4) by and among HH Mezz Borrower A-4 LLC, HH Mezz Borrower C-4 LLC, HH Mezz Borrower D-4 LLC, HH Mezz Borrower F-4 LLC, HH Mezz Borrower G-4 LLC, Guarantor and GSR3LP, LLC.

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